SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32216 (Commission File Number)	47-0934168 (IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant's telephone number, including area code: (212) 634-9400

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished by New York Mortgage Trust, Inc. (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three and twelve months ended December 31, 2004.

On March 15, 2005, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02. Unregistered Sales of Equity Securities.

The information in this Item 3.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.2 attached to this Current Report on Form 8-K are being filed by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 3.02 of Form 8-K, insofar as they the disclose unregistered sale of equity securities of the Company.

On March 15, 2005, the Company closed an offering of 25,000 shares of trust preferred securities for gross aggregate offering proceeds of $25 million (before an underwriting discount of $750,000) to Taberna Preferred Funding I, Ltd., a pooled investment vehicle. The securities were issued by NYM Preferred Trust I, a subsidiary of the Company, and are fully guaranteed by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment. These securities have a floating interest rate equal to three-month LIBOR plus 375 basis points, resetting quarterly. The securities mature on March 15, 2035 and may be called at par by the Company any time after March 15, 2010. These securities were placed in a private transaction exempted from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

On March 15, 2005, the Company issued a press release announcing the completion of the $25 million offering of trust preferred securities. A copy of the press release is filed herewith as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 and Item 3.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. Exhibit 99.1 is being furnished and Exhibit 99.2 is being filed herewith this Current Report on Form 8-K

99.1	Press Release announcing results of operations or financial condition for the three and twelve months ended December 31, 2004, dated March 15, 2005.
99.2	Press Release announcing completion trust preferred securities' offering, dated March 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: March 15, 2005	By:	/s/ Michael I Wirth Michael I. Wirth Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Description
99.1	Press Release announcing results of operations or financial condition for the three and twelve months ended December 31, 2004, dated March 15, 2005.
99.2	Press Release announcing completion trust preferred securities' offering, dated March 15, 2005.